                            WASHINGTON, D.C.  20549

                                  -----------

                                   FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  February 18, 2000
                       (Date of earliest event reported)

                      Terra Nova (Bermuda) Holdings Ltd.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

   Bermuda                      1-13832                     N/A
---------------            ----------------          -------------------
(State or other            (Commission File          (I.R.S. Employer
jurisdiction of             Number)                   Identification No.)
incorporation)


         Richmond House, 12 Par-la-Ville Road, Hamilton, HM08, Bermuda
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                (441)  292-7731


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Item 5.   Other Information.
          -----------------

     Reference is hereby made to the Press Release, dated February 18, 2000, included in the Form 8-K filed by Terra Nova (Bermuda) Holdings Ltd. on February 22, 2000, which is incorporated herein by reference. The following corrections are hereby made, in order to comply with the requirements of Statement of Financial Standards No. 128 to certain unaudited amounts contained in the Consolidated Revenue Statement included in the Press Release as set forth in the chart below:



                                                    Periods ended December 31, 1999
                                  -----------------------------------------------------------------
(Dollars in thousands                 As reported in Form 8-K
   except per share amounts)         filed on February 22, 2000                As corrected
                                  Three months     Twelve months      Three months     Twelve months
                                  -------------    -------------      ------------     -------------

Weighted average shares
  and share equivalents           26,275,311         26,069,011        25,367,809        25,306,576
outstanding
Net loss per share before
  extraordinary charge                $(3.09)            $(1.34)           $(3.20)           $(1.38)
Operating losses per share            $(3.01)            $(2.13)           $(3.12)           $(2.20)
Net loss per share                    $(3.09)            $(1.34)           $(3.20)           $(1.38)



     All references to "operating losses per diluted share" and "net losses per share" for the fourth quarter and full year 1999 in the narrative of the Press Release are hereby corrected to refer to the corrected amounts set forth above.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

99.1 Press release of Terra Nova (Bermuda) Holdings Ltd. dated February 18, 2000, which was filed as an exhibit to the Form 8-K of Terra Nova (Bermuda) Holdings Ltd. filed on February 22, 2000, is incorporated herein by reference.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               TERRA NOVA (BERMUDA) HOLDINGS LTD.
               (Registrant)


               By:  /s/  Jean M. Waggett
                  ------------------------
               Name:  Jean M. Waggett
               Title: Senior Vice President
                      and General Counsel

Date:  March 3, 2000


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                                 EXHIBIT INDEX

Exhibit
Number           Exhibit                                      Page
-------          -------                                      ----

99.1             Press release of Terra Nova (Bermuda)
                 Holdings Ltd. dated February 18, 2000,
                 which was filed as an exhibit to the
                 Form 8-K of Terra Nova (Bermuda) Holdings
                 Ltd. filed on February 22, 2000, is
                 incorporated herein by reference.


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